UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2017

Central Index Key Number of the issuing entity: 0001702746 Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361 Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor:  0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001089877 KeyBank National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-07	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 11, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-C33 (the “Certificates”), was issued by Morgan Stanley Bank of America Merrill Lynch Trust 2017-C33, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2017 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Gateway Crossing” on Schedule I to the Pooling and Servicing Agreement (the “Gateway Crossing Mortgage Loan,”), is an asset of the Issuing Entity and part of a whole loan (the “Gateway Crossing Whole Loan”) that includes the Gateway Crossing Mortgage Loan and one pari passu promissory note (the “Pari Passu Companion Loan”) that is not an asset of the Issuing Entity. The Pooling and Servicing Agreement provides that the Gateway Crossing Whole Loan will be serviced and administered (i) until the securitization of the Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The Pari Passu Companion Loan related to the Gateway Crossing Whole Loan was securitized on June 8, 2017 in connection with the issuance of a series of mortgage pass-through certificates entitled Morgan Stanley Capital I Trust 2017-H1, Commercial Mortgage Pass-Through Certificates, Series 2017-H1. Consequently, the Gateway Crossing Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of June 1, 2017 (the “MSC 2017-H1 PSA”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), LNR Partners, LLC, as special servicer (the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as trustee and certificate administrator, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer. The MSC 2017-H1 PSA is attached hereto as Exhibit 4.6.

The servicing terms of the MSC 2017-H1 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing

Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated May 5, 2017, and the following:

•	The master servicer under the MSC 2017-H1 PSA will earn a primary servicing fee with respect to the Gateway Crossing Mortgage Loan that is to be calculated at 0.0025% per annum.

•	Special servicing fees, workout fees and liquidation fees payable to the special servicer under the MSC 2017-H1 PSA with respect to the Gateway Crossing Whole Loan are generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement; provided, that the special servicing fee payable under the MSC 2017-H1 PSA with respect to the Gateway Crossing Mortgage Loan will accrue at a rate equal to the greater of 0.25% per annum and such rate as would result in a special servicing fee equal to $3,500 for the related month.

•	The special servicer under the MSC 2017-H1 PSA will be required to take actions with respect to the Gateway Crossing Mortgage Loan if such mortgage loan becomes the equivalent of a Defaulted Loan, which actions will be similar to the actions described under “Pooling and Servicing Agreement—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties.”

•	The holders of the credit risk retention interests under the MSC 2017-H1 PSA will have no additional consent or consultation rights by virtue of their ownership of credit risk retention interests (but will have certain consent and consultation rights by virtue of their ownership of control eligible certificates).

•	The operating advisor under the MSC 2017-H1 PSA will be entitled to consult with the special servicer under the MSC 2017-H1 PSA under different circumstances than those under which the MSBAM 2017-C33 operating advisor is entitled to consult with the MSBAM 2017-C33 special servicer. In particular, such operating advisor will be entitled to consult on major decisions when the principal balance of the senior-most class of control eligible certificates is less than 25% of the initial balance thereof (taking into account cumulative appraisal reduction amounts). In addition, the operating advisor under the MSC 2017-H1 PSA will be entitled to recommend the termination of the MSC 2017-H1 special servicer only after the principal balance of the senior-most class of control eligible certificates is less than 25% of the initial balance thereof (without regard to cumulative appraisal reduction amounts) and the operating advisor determines that such special servicer is not performing its duties as required under the MSC 2017-H1 PSA or is otherwise not acting in accordance with the servicing standard.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

4.6              Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Cynthia Eckes
Name: Cynthia Eckes
Title: Vice President

Date: June 14, 2017

EXHIBIT INDEX

Exhibit Number	Description
4.6	Pooling and Servicing Agreement, dated as of June 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer.